SCHEDULE 14A
                          (RULE 14a-101)
             INFORMATION REQUIRED IN PROXY STATEMENT
                     SCHEDULE 14A INFORMATION
   PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934
                      (AMENDMENT NO.      )

Filed by the Registrant [x]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e) 92))

[x] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                 Industrial Rubber Products, Inc.
      ------------------------------------------------------
         (Name of Registrant as Specified in Its Charter)
-----------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6 (i) (1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
     ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     ----------------------------------------------------------------------
     (5) Total fee paid:
     ------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:
         ------------------------------
     (2) Form, schedule or registration statement no.:
         ----------------------------------------------
     (3) Filing party:
         ----------------------------------------------
     (4) Date filed
         ----------------------------------------------

                 INDUSTRIAL RUBBER PRODUCTS, INC.
                      3804 EAST 13TH STREET
                     HIBBING, MINNESOTA 55746
                          APRIL 19, 1999

           NOTICE OF ANNUAL MEETING AND PROXY STATEMENT










            For the Annual Meeting of Stockholders of
                 Industrial Rubber Products, Inc.

                    To Be Held on May 25, 1999

                    NOTICE OF ANNUAL MEETING

                 to be held Tuesday, May 25, 1999

To the Stockholders:

     The Annual Meeting of the Stockholders of Industrial Rubber Products, Inc., a Minnesota Corporation will be held on Tuesday, May 25, 1999 at 10:00 a.m., Central Time, at the Hibbing Park Hotel, Hibbing, MN for the following purposes:

     (1) To elect five directors of the Company to serve for the ensuing year, and

     (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors recommends a vote IN FAVOR of each of the director nominees.

     The Board of Directors set April 12, 1999 as the record date for the determination of stockholders entitled to vote at the Annual Meeting of Stockholders. Only Stockholders of record at the close of business on that date will be entitled to receive notice of and to vote at the meeting.

     All stockholders are cordially invited and encouraged to attend the meeting in person.

     Even if you expect to attend the meeting, you are requested to sign the enclosed proxy and return it promptly in the accompanying envelope. Stockholders who execute proxies retain the right to revoke them at any time before they are voted.

     The Company's Annual Report for 1998 is being mailed to the stockholders with this Notice.

                                                     By Order of the Board of
                                                            Directors

                                                        John M. Kokotovich
                                                             Secretary

Hibbing, Minnesota
April 19, 1999

                      INDUSTRIAL RUBBER PRODUCTS, INC.
                           3804 East 13th Street
                             Hibbing, MN 55746


                            PROXY STATEMENT



     This proxy statement is furnished in connection with the solicitation of proxies to be voted at the Annual Meeting of Stockholders of Industrial Rubber Products, Inc. to be held on May 25, 1999 and is being mailed to stockholders on or about April 19, 1999.

     The proxy when properly signed, dated and returned to the Company, will be voted by the proxies at the annual meeting as directed. Proxy cards returned without direction about business to be transacted at the meeting will be voted in favor of the election of Daniel O. Burkes, Paul A. Friesen, Christopher M. Liesmaki, James D. Mackay and John R. Ryan, Jr.

     The Company can conduct business at the meeting only if holders of a majority of the total outstanding shares of Common Stock entitled to vote, a quorum, are present in person or by proxy. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum at the meeting for the transaction of business. The election of directors requires at least a majority vote of the shares present and entitled to vote at the meeting. Unless contrary instructions are indicated on the proxy, all shares represented by valid proxies will be voted "FOR" the election of all nominees for director named herein.

     The enclosed proxy is solicited by the Board of Directors of the Company and will be voted at the Annual Meeting and any adjournment of the meeting. The only business that the Board of Directors intends to present or knows will be presented is the election of directors. The proxy also confers discretionary authority upon the persons named therein, or their substitutes, to vote on any other business that may be properly come before the meeting.

                      REVOCABILITY OF PROXY

     The proxy may be revoked at any time before it is exercised by delivering a written revocation to the Secretary of the Company. Execution of the enclosed form of proxy will not affect a stockholder's right to attend the meeting and vote in person. Any stockholder giving a proxy may also revoke it at any time before it is exercised by attending the meeting and voting in person. Stockholders may vote all their eligible shares if they are personally present at the meeting. When a stockholder votes at the meeting, his or her vote will revoke any proxy previously granted by the stockholder.

                EXPENSE AND MANNER OF SOLICITATION

     The cost of preparing and mailing this proxy statement and the solicitation of proxies will be paid by the Company. Solicitations will be made by mail but in some cases may also be made by telephone or personal call of officers, directors or regular employees of the Company who will not be specially compensated for such solicitation. The Company will also pay the cost of supplying necessary additional copies of the solicitation material and the Company's Annual Report for 1998 to the beneficial owners of shares of stock held of record by brokers, dealers, banks and voting trustees, and their nominees. Upon request, the Company will also pay reasonable expenses of record holders for mailing such materials to the beneficial owner.


             VOTING SECURITIES AND PRINCIPAL HOLDERS

     As of April 12, 1999, the record date for the Annual Meeting, the Company had issued and outstanding 4,184,500 shares of common stock, $.001 par value per share. Each share entitles its owner to one vote. Only stockholders of record at the close of business on April 12, 1999 may vote.

     The following table sets forth information regarding ownership of the Company's Common Stock as of December 31, 1998 by each director and nominee for director; by each of the named Executive Officers; by directors, nominees and Executive Officers as a group; and by other persons who, to the knowledge of the Company, own of record or beneficially more than 5% of the outstanding Common Stock of the Company.

    ...........

NAME and ADDRESSES OF            AMOUNT AND NATURE OF                     STOCK
BENEFICIAL OWNER OR GROUP        BENEFICIAL OWNERSHIP(1)                 OPTIONS

Directors
(other than Executive Officers)
Paul A. Friesen ...............         4,000                         10,000 (2)
Route 1 Box 436A
Detroit Lakes, MN 56501

James D. Mackay ...............          -0-                          10,000 (2)
2000 Highway 88
Globe, AZ 85501

John R. Ryan, Jr. .............         2,000                         10,000 (2)
302 E. Howard St.
Hibbing, MN 55746

Executive Officers

Daniel O. Burkes ..............      2,944,600 (3) (4)
3804 East 13th St.
Hibbing, MN 55746

Christopher M. Liesmaki .......         2,000                         30,000 (5)
3804 East 13th St.
Hibbing, MN 55746

Richard M. Radovich ...........          -0-                          25,000 (6)
3804 East 13th St.
Hibbing, MN 55746

John M. Kokotovich ............         1,000                         30,000 (5)
3804 East 13th St.
Hibbing, MN 55746

Directors and all Executive
  Officers, as a Group (7 persons)   2,953,600                           115,000

Five Percent and Greater Shareholders

Nancy J. Burkes................      2,944,600 (3) (7)
3804 East 13th St.
Hibbing, MN 55746


(1) Unless otherwise noted, ownership is direct.

(2) Consists of the option to purchase 10,000 shares of stock restricted under the Company's January 30, 1998 Stock Option Plan.

(3) Includes 600 shares owned by Nicole C. Burkes, Mr. and Mrs. Burkes' daughter, as to which they disclaim beneficial ownership.

(4)  Includes  10,000  shares  owned  by  Nelson  Roofing,   Inc.,  a  Minnesota
Corporation wholly owned by Mr. Burkes, and as to which Mr. Burkes has voting and investment power.

(5) Consists of the option to purchase 30,000 shares of stock restricted under the Company's January 30, 1998 Stock Option Plan.

(6) Consists of the option to purchase 25,000 shares of stock restricted under the Company's January 30, 1998 Stock Option Plan.

(7) Comprised of shares owned directly and indirectly by Daniel J. Burkes, Mrs. Burkes' husband.

Because of his holdings  individually,  and through Nelson Roofing, Inc., Daniel
O. Burkes is deemed to be a "controlling" person of the Company within the meaning of Securities Act of 1933, as amended.

                      ELECTION OF DIRECTORS

     Five directors of the Company are to be elected at the Annual Meeting to hold office until the next annual meeting, until their successors are duly elected and qualified, or until their earlier resignation or removal. Unless otherwise directed, proxies will be voted at the meeting for the election of the persons listed below or, in event of an unforeseen contingency, for different persons as substitutes. The Board of Directors is recommending this slate of nominees. Set forth below are the name, age, principal occupation and other information concerning each nominee.

DANIEL O. BURKES ( 47 )
     Mr. Burkes has been the President, Chief Executive Officer, and a Director of the Company since he founded it in 1986. Prior to founding the Company, Mr. Burkes was the Sales and Marketing Director of Irathane Systems Incorporated, a subsidiary of Illinois Tool Works, Inc.

PAUL A. FRIESEN (58)
     Mr. Friesen was elected as a Director in 1998. He is the retired owner of Friesen's Inc. which manufactures, markets and services speciality equipment for mining and other heavy industries.

CHRISTOPHER  M. LIESMAKI (41)
     Mr. Liesmaki has been with the Company since 1988 and is presently the Vice President and Chief Operating Officer. He has previously held the positions of Sales Engineer, Quality Assurance Coordinator, Sales and Marketing Manager and General Manager. Mr. Liesmaki is married to a sister-in-law of Daniel O. Burkes. Mr. Liesmaki was elected a Director in 1998.

JAMES  D.  MACKAY  (51)
     Mr. Mackay is the President of Copper State Specialties, Inc. a mining industry manufacturing and distribution firm located in Globe, Arizona that he founded over 12 years ago. Besides distributing mining supplies, Copper State Specialities manufactures high pressure cleaning equipment. Mr. Mackay was elected to the Board in 1998.

JOHN R.  RYAN,  Jr.  (48)
     Mr. Ryan is a Partner and Chartered Financial Consultant with Ryan-Kasner-Ryan Financial Services, a financial service and retirement planning firm in Hibbing, Minnesota. Ryan- Kasner-Ryan is an affiliate of CIGNA Financial Advisors, Inc. a broker/dealer and registered investment advisors. Mr. Ryan serves on the Board of Directors of Security Financial Services, Inc. and its wholly owned subsidiary, the Security State Bank of Hibbing. Mr. Ryan was elected to the Board in 1998.

              BOARD OF DIRECTORS AND ITS COMMITTEES

     The present five person Board of Directors of the Company was formed on July 22, 1998 with the election of three outside directors (Messrs. Friesen, Mackay and Ryan), the resignation of Nancy J. Burkes as a director, and the election of Christopher M. Liesmaki to replace her. All of these actions were taken consistent with the representations of the Company in the connection with its April 24, 1998 initial public offering. Prior to its July 22, 1998 formation, the Board of Directors had no meetings during 1998 and took all of its actions by unanimous written consent. Since July 22, 1998 the Board of Directors of the Company met three times during 1998. Each director attended all of the meetings of the Board during 1998.

     The Board has established two committees, an Audit Committee consisting of Messrs Friesen, Mackay and Ryan and a Compensation Committee consisting of Messrs Burke, Friesen and Ryan.
     The Audit Committee is responsible for reviewing and reporting to the full board concerning the engagement of independent public accountants, internal audit systems and any other matters that might significantly affect the Company's financial status. This committee did not meet during 1998.

     The Compensation Committee is responsible for administrating the Company's compensation plans and in approving compensation levels for executive officers and directors. This committee met for the first time on February 12, 1999.

                     DIRECTORS' COMPENSATION

     Compensation for Non-employee Directors has two components, the first being paid in cash, and the second being tied to the Company's Common Stock.

     Each Non-employee Director receives a fee of $400.00 per day for each Board of Directors' meeting and committee meeting attended.

     In addition, the Non-employee Directors' compensation is linked directly with the interests of the stockholders through periodic awards of options to purchase Common Stock.

     Effective on November 18, 1998, each Non-employee Director was awarded an option to purchase up to 10,000 shares of the Common Stock vesting one fourth on the anniversary date of the Directors' election to the Board of Directors. On February 12, 1999, the Compensation Committee of the Board recommended the grant of an additional five year stock option to each Non-employee Director to purchase up to 1250 shares of Common Stock vesting immediately. On March 25, 1999, the Board of Directors approved the Compensation Committee recommendation and the options to purchase 1,250 shares where thereupon issued.

     The Non-employee Directors' options were issued pursuant to the January 30, 1998 Stock Option Plan. The plan provides for the automatic grant of a non-qualified option to purchase 10,000 shares of common stock, which vests over five years, to each Non-employee Director at the time of the Director's initial election to the Board of Directors, and an automatic grant of a non-qualified option to purchase 2,500 shares of Common Stock at the end of each year during which such non-employee serves as a Director of the Company. The plan authorizes the Board of Directors to increase or decrease the 10,000 share and 2,500 share amounts. All such options are to be granted at an exercise price equal to the fair market value of the Common Stock on the date of the grant.

                      EXECUTIVE COMPENSATION

     The table below summarizes the compensation of the Chief Executive Officer and two of the other three Executive Officers of the Company.


                       SUMMARY COMPENSATION

    ...........

                                                                                   Annual Compensation        Long-Term Compensation
                                                                                        Payouts                        Awards
Name .....................                                                               Other                       Securities
and ......................                                                               Annual                      Underlying
Principal ................                      Salary (1)       Bonus (1)            Comp. (2)(5)                     Options
Position .................         Year           ($)               ($)                    ($)                           (#)

Daniel O. Burkes .........         1997         255,216            None                  10,726                          None
Chairman and Chief .......         1998         235,586            None                   5,232                          None
Executive Officer

Christopher Liesmaki .....         1997          70,122          78,000                   8,343                          None
Vice-President and                 1998          94,019            None                   2,460                         30,000
Chief Operating Officer

Richard M. Radovich ......         1997          64,320           50,000                  6,165                          None
Vice-President ...........         1998          76,552            None                   2,215                         25,000
Technical Services

(1) Actual salary and bonus earned

(2) Perquisites and other personal benefits, securities or property do not in the aggregate exceed threshold reporting level of the 10% of total salary and bonus reported for the named Executive Officer.

(3) The amount shown represents shares granted on January 30, 1998 pursuant to the January 30, 1998 Stock Option Plan.

(4) The Company has a salary savings plan and trust (401(K) Plan) which covers substantially all of the employees of the Company. The amounts are shown in 1998 and 1997 for additional compensation include the following Company contributions for the named Executive Officers: Name: Daniel O. Burkes $9,513, 1997; $3,944, 1998: Christopher M. Liesmaki $8,273, 1997; $2,386, 1998: Richard M. Radovich $5,991, 1997; $2,034, 1998

     The table below sets forth information as to options granted during 1998 to the Executive Officers listed in the Summary Compensation Table.


                      OPTION GRANTS IN 1998

                        INDIVIDUAL GRANTS
----------------------------------------------------------------------------------------------------------------------
                              NUMBER OF               % OF TOTAL
                              SECURITIES               OPTIONS                  EXERCISE
                              UNDERLYING              GRANTED TO                OR BASE
                              OPTIONS                 EMPLOYEES                  PRICE             EXPIRATION
NAME                          (#) (1)                  IN 1998                   ($/SH)               DATE
------                      -----------            ---------------              ----------        -------------
Daniel O. Burkes                 0                      N/A                        N/A                N/A
Christopher M. Liesmaki       30,000                   20.9%                      $4.50            1/30/2003
Richard M. Radovich           25,000                   17.4%                      $4.50            1/30/2003


(1) These grants become exercisable as to 25% of the shares underlying the options on each of the four anniversaries of the grant. Subject only to exceptions upon death, disability, or retirement, no option may be exercised unless the option holder is at the time of exercise an employee of the Company. Upon disability or retirement, an option holder is given 90 days in which to exercise any options exercisable on the date employment terminated. Upon death, an option holder's successor is given one year to exercise any options exercisable on the date of death.

     The table below sets forth information as to number and unexercised options as of December 31, 1998 for the Executive Officers listed in the Summary Compensation Table. Based on the closing price of 1 5/8 for the Company's Common Stock on December 31, 1998, the exercise price of all options that have been granted to Executive Officers was in excess of the market price of the underlying stock.

               AGGREGATED OPTION EXERCISES IN 1998

                                                                                         NUMBER OF SECURITIES
                                    SHARE                                                UNDERLYING UNEXERCISED
                                  ACQUIRED              VALUE                           OPTIONS AT YEAR END (#)
Name                             ON EXERCISE           REALIZED                       EXERCISABLE    UNEXERCIABLE

Daniel O. Burkes                   N/A                   N/A                              N/A           N/A

Christopher M. Liesmaki            -0-                   -0-                              -0-         30,000

Richard M. Radovich                -0-                   -0-                              -0-         25,000


     On January 30, 1998, the Company entered into a two-year Employment Agreement with Daniel O. Burkes, President, Chief Executive Officer of the Company, pursuant to which Mr. Burkes is entitled to an initial annual base salary of $255,216 per year and a bonus determined by the Board of Directors. During the fourth quarter of 1998 Mr. Burkes voluntary reduced his bi-weekly salary payments by approximately 40%. Mr. Burkes is required by the agreement to maintain confidentiality of all Company trade secrets and upon termination of employment will be prohibited from participating in a competing venture for a period of two years. The initial term of the agreement ends on January 30, 2000 unless sooner terminated in accordance with the provisions of the agreement.

                       CERTAIN TRANSACTIONS

          Since August 1992, the Company has had ongoing business relationship with Nelson Roofing, Inc. a corporation owned by Daniel O. Burkes, the majority stockholder of the Company.
The Company had a payable of $106,825 to Nelson Roofing, Inc. as of December 31, 1997. The Company had a receivable of $6,986 as of December 31, 1998, from Nelson Roofing, Inc.

     Under the terms of its agreement with Nelson Roofing, Inc. the Company provides management and administrative services based upon actual employee cost plus overhead and receives a management fee for such services. Management fees received from Nelson Roofing, Inc. amounted to approximately $102,000 in 1997 and $90,400 in 1998. The Company paid $9,243 and $7,874 in 1997 and 1998, respectively, to Nelson Roofing, Inc. for construction services.

     The Company rented a house in Utah owned by the majority stockholder on a month-to-month basis. Total rent paid to the majority stockholder amounted to $61,100 in 1997 and $50,760 in 1998.

     The Company rents warehouse space from Capio Management Group, Inc., a corporation owned by the majority stockholder which amounted to $6,700 for both 1997 and 1998.

     The Company employs James A. Perry, who is married to a sister-in-law of Daniel O. Burkes as its Operations Manager Hibbing Division. Mr. Perry's compensation for the year of 1998 was $56,338. The Company employs Richard H. Glad, a nephew of Daniel O. Burkes as its Operations Manager Western Division. Mr. Glad's compensation for the year of 1998 was $54,611.

     The  Company  has for a number  of years  used the  services  and  products provided by insurance companies that Ryan-Kasner-Ryan Financial Services represent. Mr. John R. Ryan, Jr., a Director, is a partner with Ryan-Kasner-Ryan Financial Services.

     On February 12, 1999 the Compensation Committee adopted a recommendation that the Company enter into a Marketing Assistance and Consulting Agreement with Copper States Specialities, Inc. and James D. Mackay. Mr. Mackay is a Director of the Company and is the sole owner of Copper States Specialities which is a mining industry supply company located in Globe Arizona. The Company is in the process of establishing a satellite location in Casa Grande, Arizona. Mr. Mackay and his company have agreed to supply ongoing marketing assistance and consulting to the Company for the sale of mining supply products in Arizona and other western states in which Copper States Specialities does business. The agreement, which includes making provisions for joint sales calls on customers and potential customers, as well as providing information regarding the special needs of individual mining industry customers was approved by the Board of Directors on March 25, 1999. The agreement provides for an initial payment of $25,000 and three annual payments of $10,000 each. The annual payments will cease if the Company closes its Arizona satellite location prior to February 12, 2002, the termination date of the agreement.

     Management believes that all of these transactions and relationships during 1998 were on terms that were reasonable and competitive. Additional transactions and relationships of this nature may be expected to take place in the ordinary course of business in the future.

     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 (a) of the Securities Exchange Act of 1934, as amended, requires that the Company's Executive Officers, Directors and Beneficial Owners of 10% or more of the Company's Common Stock file initial reports of ownership and of changes in ownership with the Securities and Exchange Commission and NASDAQ. Executive Officers and Directors and 10% Beneficial Owners are required by securities regulations to furnish the Company with copies of all Section 16 (a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's Executive Officers and Directors, the Company believes that all filing requirements relating to Forms 3, 4, and 5 were met by the Company's Executive Officers, 10% Beneficial Owners, and Directors during 1998, except that the Company's three outside directors (Messrs Friesen, Mackay and Ryan) did not timely file the Form 3's required of them within 10 days of their election to the Board. Based on the Company's review of the forms, all transactions involving the Executive Officers, 10% Beneficial Owners and Directors have been reported on a timely basis.

              STOCKHOLDER PROPOSALS AND NOMINATIONS

     Stockholder proposals intended to be presented at the 2000 Annual Meeting must be received by the Secretary of the Company on or before December 20, 1999.

                  INDEPENDENT PUBLIC ACCOUNTANTS

     McGladrey & Pullen, LLP has been the Company's independent public accounting firm since 1989. During 1998 the Company engaged McGladrey & Pullen, LLP to examine and report on the Company's annual financial statements, and related matters. The Board of Directors has engaged McGladrey & Pullen, LLP to act in similar capacities for 1999. A representative of McGladrey & Pullen, LLP is not expected to be present at the Annual Meeting either to respond to questions or to make any comments.

                                                 By Order of the Board of
                                                         Directors

                                                    John M. Kokotovich
                                                         Secretary

Hibbing, Minnesota
April 19, 1999

     IN THE INTEREST OF DISCLOSURE AND EFFICIENCY THE COMPANY HAS FURNISHED WITH ITS 1998 ANNUAL REPORT, WHICH IS BEING PROVIDED WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS SOLICITED AND TO EACH PERSON REPRESENTING THAT AS OF THE RECORD DATE FOR THE MEETING HE OR SHE WAS A BENEFICIAL OWNER OF THE SHARES ENTITLED TO BE VOTED AT THE MEETING, A COPY OF THE COMPANY'S 1998 ANNUAL REPORT (FORM 10-KSB) TO THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE SCHEDULES THERETO. ANY REQUEST FOR ADDITIONAL COPIES OF THE FORM 10-KSB SHOULD BE DIRECTED TO JOHN M. KOKOTOVICH, SECRETARY, AT THE ADDRESS SET FORTH ON THE FIRST PAGE OF THIS PROXY STATEMENT.

                 INDUSTRIAL RUBBER PRODUCTS, INC.

                  ANNUAL MEETING OF STOCKHOLDERS

                            May 25, 1999
                             10:00 a.m.

                         Hibbing Park Hotel
                      1402 East Howard Street
                         Hibbing, MN 55746





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Industrial Rubber Products, Inc.
3804 East 19th Street, Hibbing, Minnesota 55746                           proxy

This proxy is solicited on behalf of the Board of Directors.

     The undersigned stockholder of Industrial Rubber Products, Inc. hereby appoints John R. Ryan, Jr. and John M. Kokotovich, or any of them with full power of substitution to act as proxies at the Annual Meeting of Stockholders of the Company to be held at Hibbing, Minnesota on May 25, 1999 with authority to vote as directed by this Proxy at the meeting, and any adjournments of the meeting, all shares of the common stock of the Company registered in the name of the undersigned.

IMPORTANT - THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.






                    See reverse for voting instructions.






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                           VOTE BY MAIL

     Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Industrial Rubber Products, Inc. c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.








                        Please detach here
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       The Board of Directors recommends a Vote FOR Item 1.

1.  Election of directors  01 Daniel O. Burkes  04 James D. Mackay
    Nominees:              02 Paul A. Friesen   05 John R. Ryan, Jr.
                           03 Christopher M. Liesmaki

[ ]Vote FOR all nominees           [ ]Vote WITHHELD from all nominees

(instructions: To withhold authority to vote for any indicated nominees, write the number(s) of the nominee(s) in the box provided to the right.)
                                           [                                   ]

2. In their discretion, upon such matter as may properly come before the meeting.

THE PROXY WILL BE VOTED AS DIRECTED. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1, WHICH IS THE MANNER IN WHICH THIS PROXY WILL BE VOTED IF NO DIRECTION IS MADE. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Address change? Mark Box [ ]                 Date                         , 1999
indicate changes below:

                                        [                                      ]
                                        Signature(s) in Box
                                        Please sign exactly as your name or
                                        names appear.  If jointly held, each
                                        owner must sign.  Executor,
                                        administrators, trustees, officers, etc.
                                        should give full title as such.